UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2007-1

(Issuing Entity)

Delaware	333-124935-04	51-6584385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware	19890-0001
(Address of principal executive offices)	(Zip Code)

(302) 651-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

In connection with the issuance by Harley-Davidson Motorcycle Trust 2007-1 (the “Trust”) of Motorcycle Contract Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C, pursuant to the Prospectus dated January 22, 2007 and Prospectus Supplement dated January 23, 2007 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), Harley-Davidson Motorcycle Trust 2007-1 is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits

  (a)                            Financial Statements:    None

  (b)                           Pro Forma Financial Information:    None

  (c)                            Not applicable

  (d)                           Exhibits:

Exhibit No.	Document
4.1	Trust Agreement dated as of January 1, 2007 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of January 15, 2007 between the Trust and The Bank of New York Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of January 15, 2007 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of January 15, 2007 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of January 15, 2007 among the Trust, HDCC, CFC and the Indenture Trustee
10.4	Underwriting Agreement dated as of January 23, 2007 among CFC, HDCC and Wachovia Capital Markets, LLC, as representative for the several underwriters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2007-1

	By:	Harley-Davidson Credit Corp.,
as Administrator

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

January 31, 2007

EXHIBIT INDEX

Exhibit No.	Document
4.1	Trust Agreement dated as of January 1, 2007 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of January 15, 2007 between the Trust and The Bank of New York Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of January 15, 2007 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of January 15, 2007 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of January 15, 2007 among the Trust, HDCC, CFC and the Indenture Trustee
10.4	Underwriting Agreement dated as of January 23, 2007 among CFC, HDCC and Wachovia Capital Markets, LLC, as representative for the several underwriters